IAI Investment Funds II, Inc.
                                                               File No. 33-61834
                                                   IAI Investment Funds IV, Inc.
                                                                File No. 2-66885
                                                   IAI Investment Funds VI, Inc.
                                                               File No. 33-40496
                                                  IAI Investment Funds VII, Inc.
                                                                File No. 2-39560
                                                 IAI Investment Funds VIII, Inc.
                                                                File No. 2-84589

                         SUPPLEMENT DATED JUNE 20, 2000
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1999
                                       OF

                IAICAPITAL APPRECIATION FUND (A PORTFOLIO OF IAI
             INVESTMENT FUNDS VI, INC.) IAI EMERGING GROWTH FUND (A
                   PORTFOLIO OF IAI INVESTMENT FUNDS VI, INC.)

                 IAI GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT
             FUNDS II, INC.) IAI GROWTH AND INCOME FUND (A PORTFOLIO
                       OF IAI INVESTMENT FUNDS VII, INC.)

              IAI MIDCAP GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT
                FUNDS VI, INC.) IAI REGIONAL FUND (A PORTFOLIO OF
                         IAI INVESTMENT FUNDS IV, INC.)

    IAI LONG TERM GROWTH FUND (FORMERLY KNOWN AS IAI VALUE FUND) (A PORTFOLIO
                      OF IAI INVESTMENT FUNDS VIII, INC.)

                   PROPOSED COMBINATIONS WITH FEDERATED FUNDS

On June 12, 2000, the Board of Directors of the Funds named above approved certain transactions (the "Reorganizations") in which the Funds will be combined into certain funds (the "Federated Funds") which are advised by subsidiaries of Federated Investors, Inc. ("Federated") and which have investment objectives and policies substantially similar to those of the Funds. The Reorganizations were proposed in conjunction with the sale by Investment Advisers, Inc. ("IAI"), the investment adviser to the Funds, of its mutual fund advisory business to Federated. On June 16, 2000 IAI and Federated reached a definitive agreement covering such a sale.

In the Reorganizations, Fund shareholders will receive, in exchange for their Fund shares, Class A shares of the corresponding Federated Funds which have an equivalent net asset value at the closing date. The Federated Funds into which the respective Funds are proposed to be combined are as follows:

         IAI Capital Appreciation Fund Federated Aggressive Growth Fund IAI Emerging Growth Fund Federated Aggressive Growth Fund IAI Growth Fund Federated Large Cap Growth Fund IAI Growth and Income Fund Federated American Leaders Fund IAI Midcap Growth Fund Federated Growth Strategies Fund IAI Regional Fund Federated Capital Appreciation Fund IAI Long Term Growth Fund (formerly Federated Aggressive Growth Fund known as IAI Value Fund)

The Reorganizations are expected to be tax-free to Fund shareholders. In addition, Fund shareholders will not bear any of the expenses of the Reorganizations. After the Reorganizations, Fund shareholders will be permitted to purchase additional shares of the Federated Funds and of other funds advised by subsidiaries of Federated without paying any front-end sales loads.

The Reorganizations will take place only if Fund shareholders approve them. The Funds' Board of Directors has called a special meeting of Fund shareholders to be held on September 8, 2000, at which shareholders will vote on the Reorganizations. Proxy materials for the special meeting will be mailed to shareholders in July. These proxy materials will contain more complete information concerning the Reorganizations, and you should review them carefully before casting your vote on the Reorganizations. YOU DO NOT NEED TO TAKE ANY ACTION REGARDING THE REORGANIZATIONS BEFORE YOU RECEIVE THESE PROXY MATERIALS. If shareholders approve the Reorganizations, the Reorganizations are expected to be completed shortly thereafter, assuming that other customary closing conditions are satisfied.

Federated is one of the largest mutual fund companies in the United States, managing over $125 billion in approximately 175 mutual funds and separate accounts as of March 31, 2000. Federated, a publicly held company, was founded in 1955 and is headquartered in Pittsburgh, Pennsylvania.

                     CHANGE IN NAME OF FORMER IAI VALUE FUND

Also on June 12, 2000, the Board of Directors approved changing the name of IAI Value Fund to IAI Long Term Growth Fund. The Board also approved changes in certain of this Fund's non-fundamental investment policies. As a result of these changes, the Principal Investment Strategies and Principal Risks of the IAI Long Term Growth Fund are the same as those for the IAI Capital Appreciation Fund set forth at page 3 of the August 1, 1999 Prospectus.